UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 26, 2017

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Unitil Corporation (“Unitil” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated April 26, 2017 (filed with the Securities and Exchange Commission on May 2, 2017) solely for the purpose of disclosing under Item 5.07 of Form 8-K the Company’s decision, following its annual meeting of shareholders, as to how frequently it will include a shareholder vote on the compensation of executives in future annual meeting proxy materials. This Amendment No. 1 does not otherwise revise the Form 8-K in any way.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 26, 2017, Unitil Corporation (the “Company”) held its Annual Meeting of Shareholders at its offices in Hampton, NH. As of the record date for the meeting, the Company had 14,101,963 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 12,307,581, or 87.28%, were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1.    To elect five directors of the Company nominated by the Company’s Board of Directors, each to serve a three-year term. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Robert V. Antonucci	8,913,109.49	663,280.55	2,731,191.00	0
David P. Brownell	8,849,953.29	726,436.75	2,731,191.00	0
Albert H. Elfner, III	8,424,647.75	1,151,742.29	2,731,191.00	0
Michael B. Green	8,879,452.01	696,938.03	2,731,191.00	0
M. Brian O’Shaughnessy	8,427,279.55	1,149,110.49	2,731,191.00	0

2.    To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
12,095,630.95	96,708.91	115,241.18	0	0

3.     To approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
8,305,524.46	1,121,350.63	149,514.94	2,731,191.00	0

4.    On an advisory basis, as to whether future approval, on an advisory basis, of the compensation of the Company’s named executive officers should occur every one, two or three years. The final vote was as follows:

No. of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non Vote
5,715,438.51	115,949.67	3,534,868.50	210,133.36	2,731,191.00

In light of the voting results with respect to the frequency of shareholder votes on executive compensation, commencing with the 2018 annual meeting of shareholders, the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold votes on such frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date:	August 25, 2017